UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2018

ACTUANT CORPORATION
(Exact name of Registrant as specified in its charter)

Wisconsin	1-11288	39-0168610
(State of jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

N86 W12500 WESTBROOK CROSSING
MENOMONEE FALLS, WISCONSIN 53051

Mailing address: P.O. Box 3241, Milwaukee, Wisconsin 53201
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (262) 293-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                          ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

This Amendment No. 1 amends the Current Report on Form 8-K of Actuant Corporation (the “Company”) filed with the Securities and Exchange Commission on January 26, 2018 (the “Original Form 8-K”), which reported voting results from the Company’s Annual Meeting of the Shareholders (the “Annual Meeting”) held January 23, 2018. At the time of the Original Form 8-K, the Company’s Board of Directors had not made any determinations regarding the frequency of future advisory votes to approve the compensation of the Company's Named Executive Officers (NEOs). This Amendment No. 1 updates the Original Form 8-K in order to report that the Company’s Board of Directors has since determined that future advisory votes to approve the compensation of the Company’s NEOs will occur annually. The next advisory vote regarding the frequency of advisory votes to approve the compensation of the Company’s NEOs will take place no later than our Annual Meeting to be held in 2024.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ACTUANT CORPORATION
(Registrant)
Date: May 7, 2018	By:	/s/ Rick T. Dillon
Rick T. Dillon
Executive Vice President and
Chief Financial Officer